Second Quarter 2022 Financial Results July 26, 2022 Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, our ability to manage the impact of the COVID19 pandemic on our markets, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve System (FRB)) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Maintained strong capital levels with CET1 ratio of 11.01% and total risk-based capital ratio of 13.26% Repurchased $7.5 million, or approximately 263 thousand shares of common stock in the second quarter; during first six months of 2022, repurchased $16.6 million, or approximately 542 thousand shares of common stock; at June 30, 2022, had $83.4 million remaining authority under the repurchase program, which expires on December 31, 2022 Board of Directors declared quarterly cash dividend of $0.23 per share Expense Management Financial Highlights Strong loan growth, solid credit quality, and expanding net interest margin reflected in second quarter performance Source: Company reports (1) Please refer to the Consolidated Financial Information, Note 6 – Non-GAAP Financial Mesures At June 30, 2022 Total Assets $17.0 billion Loans (HFI) $10.9 billion Total Deposits $14.8 billion Banking Centers 177 Q2-22 Q1-22 Q2-21 Net Income ($ in millions) $34.3 $29.2 $48.0 EPS – Diluted $0.56 $0.47 $0.76 ROAA 0.79% 0.68% 1.13% ROATCE 11.36% 9.05% 13.96% Dividends / Share $0.23 $0.23 $0.23 TE/TA 7.23% 7.29% 8.31% 3 Loans Held for Investment (HFI) increased $547.7 million, or 5.3%, linked-quarter and $792.0 million, or 7.8%, year-over-year Deposits totaled $14.8 billion, down 2.3% from the prior quarter and up 0.9% year-over-year Investment securities totaled $3.8 billion, up 4.3% linked-quarter and 26.8% from the prior year Earnings Drivers Revenue totaled $165.9 million, up $12.5 million, or 8.1%, from the prior quarter Net interest income (FTE) totaled $115.6 million, an increase $13.2 million, or 12.9%, linked-quarter Noninterest income totaled $53.3 million, representing 32.1% of total revenue in the second quarter Profitable Revenue Generation Noninterest expense totaled $123.8 million in the second quarter, up $2.2 million, or 1.8%, from the prior quarter Adjusted noninterest expense, which excludes amortization of intangibles, ORE expense and charitable contributions resulting in state tax credits, increased $1.8 million, or 1.5%, from the prior quarter (1) Salaries and employee benefits expense increased $2.1 million from the prior quarter due primarily to commissions and annual merit increases Credit quality remained solid; nonperforming assets declined 3.7% linked-quarter Recoveries exceeded charge-offs by $1.7 million in the second quarter Allowance for credit losses (ACL) represented 475.27% of nonaccrual loans, excluding individually evaluated loans at June 30, 2022 Credit Quality Capital Management

Loans Held for Investment (LHFI) Portfolio Focus on profitable, credit-disciplined loan growth continued Source: Company reports (1) Percentages may not sum to 100% due to rounding. Dollar Change: $73 $548 $149 $22 4 Portfolio exhibits diversity by product type, geography, and industry Strong growth in the quarter while maintaining excellent credit quality Virtually no exposure to regulatory defined higher risk commercial and industrial outstandings and REITs

Real Estate Secured Loan Portfolio Detail 5 Source: Company reports (1) Multi-Family is included in Other Real Estate Secured Loans in Financials Focus on vertical construction with limited exposure to unimproved land and development Well-diversified product and geographical mix Relatively balanced between non-owner and owner-occupied portfolios Virtually no REIT outstanding ($4.2 million) 1-4 Residential portfolio is primarily comprised of 15 year or less mortgages and Hybrid ARMs CRE Portfolio ($ in millions) % of CRE Portfolio 06/30/22 Lots, Development and Unimproved Land $ 319 8% 1-4 Family Construction 346 9% Other Construction 775 20% Total Construction, Land Development and Other Land Loans $ 1,440 37% Retail 331 9% Offices 283 7% Hotels/Motels 339 9% Industrial 297 8% Senior Living 343 9% Other 350 9% Total Non-owner Occupied & REITs $ 1,943 50% Multi-Family(1) 483 12% Total CRE $ 3,866 100% Owner-Occupied NonFarm, NonResidential ($ in millions) % of Owner- Occupied Portfolio 06/30/22 Offices $ 154 12% Retail 98 8% Industrial Warehouses 177 14% Health Care 127 10% Convenience Stores 152 12% Nursing Homes/Senior Living 211 17% Other 316 26% Total Owner-Occupied $ 1,235 100%

Commercial Loan Portfolio Detail 6 Source: Company reports Well-diversified portfolio with no single category exceeding 13% Small energy book and has never been an area of focused growth Virtually no regulatory defined higher risk commercial and industrial outstanding ($18.0 million) Portfolio includes commercial, financial intermediaries, agriculture production and non-profits Commercial Portfolio ($ in millions) % of Commercial Portfolio 06/30/22 Finance & Insurance $ 273 13% Health Care & Social Assistance 198 10% Construction 185 9% Retail Trade 180 9% Real Estate & Rental & Leasing 171 8% Manufacturing 162 8% Wholesale Trade 156 8% Transportation & Warehousing 136 7% Professional, Scientific & Technical Services 136 7% Utilities 74 3% Arts, Entertainment & Recreation 71 3% Information 69 3% Other Services 57 3% Other 206 10% Total $ 2,074 100%

Source: Company reports Does not include allowance for off balance sheet credit exposures Totals may not foot due to rounding 7 Net impact of quantitative changes including improvement of the macroeconomic forecast, loan growth, and individually analyzed reserves Net impact of qualitative changes including the COVID-19 pandemic reserve, nature and volume of the portfolio, and potential impact of the rising rate environment Net impact of all other changes including prepayment studies etc. ACL 3/31/22 ACL 6/30/22

Credit Risk Management Solid asset quality metrics Allowance for credit losses represented 0.94% of loans held for investment and 475% of nonaccrual loans, excluding individually evaluated loans Recoveries exceeded charge-offs by $1.7 million in the second quarter and $1.8 million year-to-date Nonaccruals declined 3.6% in the second quarter and represent only .56% of total loans Nonperforming assets declined 3.7% in the quarter Source: Company reports Note: Unless noted otherwise, credit metrics exclude PPP loans (1) Totals may not foot due to rounding (2) NPLs excludes individually evaluated loans 8

Attractive, Low-Cost Deposit Base Deposits totaled $14.8 billion at June 30, 2022, down $343.1 million, or 2.3%, linked-quarter, and an increase of 138.1 million, or 0.9%, year-over-year Cost of interest-bearing deposits in the second quarter totaled 0.11%, unchanged from the prior quarter Source: Company reports (1) Numbers and/or percentages may not foot due to rounding. (2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes. 9 $15,015 $14,839 $14,966 $14,498 $14,668

$26 Income Statement Highlights – Net Interest Income Net interest income (FTE) totaled $115.6 million, resulting in a net interest margin of 2.90% in the second quarter The net interest margin, excluding PPP loans and Federal Reserve Bank balance, totaled 3.06% in the second quarter, a 18 basis point increase from the prior quarter Source: Company reports (1) Totals may not foot due to rounding (2) Loan Yield includes LHFI & LHFS 10

Earning Asset Composition & Interest Rate Sensitivity As of 06/30/22 11 Substantial NII asset sensitivity is driven by, Loan portfolio mix with 47% variable rate Securities portfolio duration of 4.3 years Cash & due balance of $0.7 billion Agency MBS is backed primarily by 15-year collateral Book Balance: $4.0B Yield: 1.50% Book Balance: $11.1B Yield(2): 3.79% (1) Loans include LHFI & LHFS (2) Loan Yield includes LHFI & LHFS

Income Statement Highlights – Noninterest Income Source: Company reports (1) Totals may not foot due to rounding Noninterest income totaled $53.3 million in the second quarter, a decrease of $862 thousand linked-quarter and $3.2 million year-over-year. The linked-quarter and year-over-year changes are principally attributable to lower mortgage banking revenue, which were offset in part by increases in other line items. Bank card and other fees increased $1.7 million linked-quarter and $1.9 million year-over-year Service charges on deposit accounts increased $775 thousand from the prior quarter and $2.6 million from this time last year Insurance revenue totaled $13.7 million, a $387 thousand decrease from the prior quarter and a $1.5 million increase from the previous year 12 (1)

Income Statement Highlights – Mortgage Banking Source: Company reports (1) Totals may not foot due to rounding (2) Production includes Loans Available for Sale (AFS) and Portfolio (3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment) Mortgage banking revenue totaled $8.1 million in the second quarter of 2022, a $1.7 million decrease linked-quarter and a $9.2 million decrease year-over year Mortgage loan production in the second quarter totaled $681.4 million, an increase of 25.2% from the prior quarter and a 7.5% decrease from the prior year Retail production represented 82% of volume, or $559.5 million, in the second quarter 13

Adjusted Noninterest Expense(2) – totaled $122.4 million in the second quarter, a 1.5% increase from the prior quarter Salaries and employee benefits increased $2.1 million linked-quarter due primarily to commissions and annual merit increases Services & fees remained relativity flat linked-quarter and increased $2.8 million from the prior year partially due to higher professional fees Income Statement Highlights – Noninterest Expense Source: Company reports (1) Totals may not foot due to rounding (2) For Non-GAAP measures, please refer to the Earnings Release dated July 26, 2022 and the Consolidated Financial Information, Note 6 – Non-GAAP Financial Measures 14

Capital Management Solid capital position reflects consistent profitability of diversified financial services businesses Capital position remained strong with a CET1 ratio of 11.01% and a total risk-based capital ratio of 13.26% at June 30, 2022 Repurchased $7.5 million, or approximately 263 thousand shares of common stock in the second quarter. During the first six months of 2022, repurchased $16.6 million, or approximately 542 thousand shares of common stock. At June 30, 2022, Trustmark had $83.4 million in remaining authority under its existing stock repurchase program, which expires December 31, 2022. Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per share payable September 15, 2022, to shareholders of record on September 1, 2022 Source: Company reports (1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital. 15

Outlook Commentary(1) Source: Company reports (1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 16 Loans Held For Investment balances expected to grow high single digits full year Securities balances targeted at 20% to 25% of earning assets; subject to changes in market conditions Personal and non-personal deposit balances expected to remain stable full year with a decline in public fund balances Balance Sheet Net Interest Income Total provision for credit losses, including unfunded commitments, is expected to be modest, based on current economic forecast Net charge-offs requiring additional reserving are expected to be nominal based upon current economic outlook Credit Service charges and bank card fees expected to continue rebounding from depressed levels Mortgage Banking revenue expected to continue trending lower driven by reduced volume and lower gain on sale margin Insurance revenue expected to increase high single digits full year with Wealth Management expected to increase mid single digits full year Noninterest Income Will continue disciplined approach to capital deployment with preference for organic loan growth, as well as potential M&A and opportunistic share repurchase Will maintain a strong capital position; ample to implement corporate priorities/initiatives Capital NII, excluding PPP loan interest and fees, expected to grow in high teens full year based on current market implied forward interest rates Noninterest Expense Adjusted noninterest expense (as previously defined) expected to increase mid single digits full year, reflecting inflationary pressures and subject to impact of commissions in mortgage, insurance, and wealth management businesses FIT2GROW - Market Optimization, technology and vendor management initiatives to identify further process improvement and expense reduction opportunities

Trustmark Corporation Diversified financial services company headquartered in Jackson, MS, offering banking, wealth management, and risk management solutions in 177 locations throughout the Southeast U.S. Our vision is to be a premier financial services provider in our marketplace. Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals. 17 Who We Are Strategic Priorities to Enhance Shareholder Value Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices Our Footprint